EXHIBIT 10.1

LIMITED CONSENT AND WAIVER

This LIMITED CONSENT AND WAIVER (this “Limited Consent”) is entered into as of May 5, 2016 and made by and among HARVARD BIOSCIENCE, INC. (the “Borrower”), BANK OF AMERICA N.A., as Administrative Agent (“Agent”) L/C Issuer and Lender, and BROWN BROTHERS HARRIMAN & CO. (“BBH”).

Background

The Borrower, the Agent and BBH entered into a Second Amended and Restated Credit Agreement dated as of March 29, 2013, as amended by First Amendment to Second Amended and Restated Credit Agreement dated May 30, 2013 with an effective date as of April 30, 2013, as amended by Second Amendment to Second Amended and Restated Credit Agreement and Waiver dated October 31, 2013, as amended by Third Amendment to Second Amended and Restated Credit Agreement dated April 24, 2015, as amended by Fourth Amendment to Second Amended and Restated Credit Agreement dated June 30, 2015, as amended by Fifth Amendment to Amended and Restated Credit Agreement dated as of November 5, 2015, as amended by Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 9, 2016, (collectively, the “Credit Agreement”). Capitalized terms used herein but not defined herein will have the meaning given such term in the Credit Agreement.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Borrower, the Agent and the Lenders hereby agree as follows:

1.                  Limited Consent and Waiver; Covenant. Effective upon satisfaction of the conditions precedent contained in section 2 below, the Lenders hereby waive (i) any failure of the Borrower to deliver (the “Agings Delivery”) on or before May 15, 2016 (its due date) its agings report as required under Section 6.01(d) of the Credit Agreement for the Borrower’s fiscal quarter ending March 31, 2016 (the “Agings Report”) and (ii) any failure of the Borrower to deliver (the “2016 First Quarter Financial Statements Timely Delivery”; together with the Agings Delivery, the “Financial Statement Deliveries”) on or before May 15, 2016 (its due date) its quarterly financial statements as required under Section 6.01(b) of the Credit Agreement for the Borrower’s fiscal quarter ending March 31, 2016. The foregoing waiver of the Financial Statement Deliveries is limited to the Financial Statement Deliveries and to no other matter. By providing the forgoing waiver the Lenders are not agreeing to provide any waivers or consents in the future. The Borrower hereby covenants and agrees to deliver, on or before May 27, 2016, the documents required under Section 6.01 (b) of the Credit Agreement regarding the Borrower’s fiscal quarter ending March 31, 2016 and under Section 6.01 (d) of the Credit Agreement regarding the Borrower’s aging report for the fiscal quarter ending March 31, 2016, as provided under, and in accordance with, the terms of such sections. The Borrower’s failure to comply with the foregoing covenant will constitute an Event of Default for which there is no grace period.

2.                  Conditions Precedent. The provisions of this Limited Consent shall be effective as of the date on which all of the following conditions shall be satisfied:

(a)                the Borrower shall have delivered to the Agent a fully executed counterpart of this Limited Consent;

(b)               the Borrower shall have paid all fees, costs and expenses owing to the Agent and its counsel on or before the date hereof; and

(c)                the Lenders shall have indicated their consent and agreement by executing this Limited Consent.

3.                  Miscellaneous.

(a)                Expenses of the Agent. As provided in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Limited Consent, including without limitation, the reasonable costs and fees of the Agent’s legal counsel.

(b)               Applicable Law. This Limited Consent shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable laws of the United States of America.

(c)                Counterparts. This Limited Consent may be executed in one or more counterparts and on facsimile counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

(d)               ENTIRE AGREEMENT. THIS LIMITED CONSENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF, AND SUPERSEDES ANY AND ALL PRIOR REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS LIMITED CONSENT. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

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IN WITNESS WHEREOF, the parties hereto have executed this Limited Consent as of the date first above written.

BORROWER

HARVARD BIOSCIENCE, INC.

By:/s/ Robert E. Gagnon
Name: Robert E. Gagnon
Title: Chief Financial Officer

AGENT

BANK OF AMERICA, N.A., as Agent

By: /s/ Renee Marion
Name: Renee Marion
Title: Assistance Vice President

LENDERS

BANK OF AMERICA, N.A., as a Lender

By: /s/ Pauline J. Mazzone
Name: Pauline J. Mazzone
Title: Vice President

BROWN BROTHERS HARRIMAN & CO., as a Lender

By: /s/ Daniel G. Head
Name: Daniel G. Head
Title: SVP